Exhibit 99.1

First Watch Restaurant Group, Inc. Announces Appointment of Charles Jemley and Michael Fleisher to Board of Directors

Leading Daytime Dining concept strengthens Board with appointment of new independent directors

BRADENTON, Fla. — August 22, 2024 — First Watch Restaurant Group, Inc. (NASDAQ: FWRG) (“First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, today announced the appointment of Charles Jemley to its Board of Directors and as Chair of the Audit Committee effective immediately and the appointment of Michael Fleisher to its Board of Directors effective November 1, 2024.

“We are pleased to welcome Charley and Michael to our Board of Directors, and we look forward to leaning on their extensive financial management expertise as we continue to scale the First Watch brand,” said Ralph Alvarez, Chairman of the Board of Directors of First Watch.

Jemley’s executive and financial management leadership experience includes over four years serving as the Chief Financial Officer at Dutch Bros Coffee, where he remains a strategic advisor to the CEO, as well as holding numerous leadership positions at both Yum! Brands and Starbucks. He currently sits on the board of directors of Four Corners Property Trust, Inc. (NYSE: FCPT), where he chairs the Audit and Risk Committee and is a member of the Compensation Committee.

Fleisher’s executive and financial management leadership experience includes over nine years serving as the Chief Financial Officer of Wayfair, Inc. Prior to joining Wayfair, Fleisher was Vice Chairman, Strategy and Operations at Warner Music Group from 2008 to 2011 and Executive Vice President and Chief Financial Officer from 2005 to 2008. He was previously the Chief Executive Officer of Gartner, Inc. from 1999 to 2004. He currently sits on the board of directors of Squarespace, Inc. (NYSE: SQSP), where he chairs the Audit Committee and is a member of the Nominating and Governance Committee, and GOAT Group.

Jemley and Fleisher join fellow Board of Directors members Ralph Alvarez, Irene Chang Britt, Tricia Glynn, William Kussel, Stephanie Lilak, Dave Paresky, Jostein Solheim and Chris Tomasso. For more information on the Company’s leadership, visit investors.firstwatch.com.

About First Watch
First Watch is an award-winning Daytime Dining concept serving made-to-order breakfast, brunch and lunch using fresh ingredients. A recipient of hundreds of local “Best Breakfast” and “Best Brunch” accolades, First Watch's chef-driven menu includes elevated executions of classic favorites along with First Watch specialties such as the protein-packed Quinoa Power Bowl®, Farm Stand Breakfast Tacos, Avocado Toast, Chickichanga, Morning Meditation (juiced in-house daily), Spiked Lavender Lemonade and its signature Million Dollar Bacon. In 2023, First Watch was named the top restaurant brand in Yelp’s inaugural list of the top 50 most-loved brands in the U.S. In 2023 and 2022, First Watch was named a Top 100 Most Loved Workplace® in Newsweek by the Best Practice Institute. In 2022, First Watch was awarded a sought-after MenuMasters honor by Nation's Restaurant News for its seasonal Braised Short Rib Omelet, recognized with ADP's coveted Culture at Work Award. First Watch operates more than 535 First Watch restaurants in 29 states. For more information, visit www.firstwatch.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed herein, in our Annual Report on Form 10-K as of and for the year ended December 31, 2023, including under Part I. Item 1A. “Risk Factors” and Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding the Russia and Ukraine war, Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our largest stockholder may differ from those of public stockholders.

The forward-looking statements included in this press release are made only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Relations Contact

Steve L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact

Jenni Glester
407-864-5823
jglester@firstwatch.com